EXHIBIT 10.4(b)
                      SECOND AMENDMENT TO LICENSE AGREEMENT

         This Second Amendment to the License Agreement (the "Second Amendment"), made and entered into this 26th day of June, 2003, is by and between IMMUNEREGEN BIOSCIENCES, INC., a Delaware corporation with its principal offices at 8665 E. Via De Ventura Boulevard, Suite E155, Scottsdale, Arizona 85268 (the "Company") on the one hand, and Mark L. Witten, Ph.d., an individual having his principal address at 7032 East Rosewood Street, Tucson, Arizona 85710 ("Witten") and David Harris, Ph.d., an individual having his principal address at 4110 N. Alvernon Way, Tucson, Arizona 85718 ("Harris"), on the other hand (Witten and Harris are together the "Licensors").

                                    RECITALS:

         WHEREAS, Company and Licensors are parties to a certain License Agreement, dated as of December 16, 2002 and as may be amended from time to time (the "License Agreement");

         WHEREAS, Company and Licensors entered into First Amendment to License Agreement whereby Licensors agreed to provide updated information for Schedule A, "License Proprietary Rights" regarding the docket number, status, application numbers, grant numbers and grant date for each patent listed, as such information becomes available (the "First Amendment").

         WHEREAS, Company and Licensors desire to amend the License Agreement as hereinafter set forth;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Schedule A, as updated with the information provided herein and attached hereto, shall supercede that certain Schedule A as previously contained in the License Agreement.

         This Second Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. A copy of this Second Amendment that is signed and delivered by telecopy or other facsimile transmission shall be considered an original, executed Second Amendment.

         IN WITNESS WHEREOF, the parties have executed this Second Amendment to the License Agreement as of the date first above written.

                                    "LICENSORS"


                                    /S/  MARK L. WITTEN, PHD
                                    --------------------------------------------
                                         Mark L. Witten, Ph.d.


                                    /S/  DAVID T. HARRIS, PHD
                                    --------------------------------------------
                                         David Harris, Ph.d.


                                    IMMUNEREGEN BIOSCIENCES, INC.

                                    By:  /S/    MICHAEL WILHELM
                                         ---------------------------------------
                                          Name: Michael Wilhelm
                                         Title: President

                                   SCHEDULE A

                           Licensed Proprietary Rights

-------------   -----------   --------------------------   ----------   ---------------  ------------   -----------   --------------
Docket No.      Country       Title                        Status       Application No.  Filing Date    Grant No.     Grant Date
-------------   -----------   --------------------------   ----------   ---------------  ------------   -----------   --------------
00003           U.S.          Amelioration of effects      Filed        60/406036        08/27/02
                              of cigarette
-------------   -----------   --------------------------   ----------   ---------------  ------------   -----------   --------------
00004           U.S.          Inducing Hair Growth         Filed        60/433996        12/18/02
-------------   -----------   --------------------------   ----------   ---------------  ------------   -----------   --------------
00005           U.S.          Acute Respiratory            Filed        60/462316        04/14/03
                              Distress Syndrome
-------------   -----------   --------------------------   ----------   ---------------  ------------   -----------   --------------
00006           U.S.          Acute Respiratory            Filed        60/465266        04/25/03
                              Syndromes
-------------   -----------   --------------------------   ----------   ---------------  ------------   -----------   --------------
05299           U.S.          Substance P treatment        Granted      60/022063*       07/23/96*      5944508       08/31/99
                              for cancer
-------------   -----------   --------------------------   ----------   ---------------  ------------   -----------   --------------
73958           U.S.          Substance P treatment        Granted      08/829445+       03/28/97+      5998376       12/07/99
                              for immunocompromised
                              individuals
-------------   -----------   --------------------------   ----------   ---------------  ------------   -----------   --------------
78273           AU            Substance P treatment        Granted      4064/97          07/08/97       73721         06/29/01
                                                                                                                      (acceptance)
-------------   -----------   --------------------------   ----------   ---------------  ------------   -----------   --------------
78274           CA            Substance P treatment        Filed        2261885          07/08/97
-------------   -----------   --------------------------   ----------   ---------------  ------------   -----------   --------------
78275           EP            Substance P treatment        Filed        979380490        07/08/97
-------------   -----------   --------------------------   ----------   ---------------  ------------   -----------   --------------

UPDATED JUNE 26, 2003.
-----------------------

* With respect this patent (Grant No. 5,944,508, Granted 08/31/99), the Application No. and Filing Date as stated in this Schedule A is obtained from the official U.S. Patent Claim, which ImmuneRegen (Zara Foster) provided us on June 23, 2003. The Application No. and Filing Date as stated in the original Schedule A of the License Agreement (Application No. 08/829445, Filing Date 03/28/97) did not match the U.S. Patent Claim. Please advise which Application No. and Filing Date are correct for this patent.

+ With respect this patent (Grant No. 5,998,376, Granted 12/07/99), the Application No. and Filing Date as stated in this Schedule A is obtained from the official U.S. Patent Claim, which ImmuneRegen has supplied to us. The Application No. and Filing Date as stated in the original Schedule A of the License Agreement (Application No. 09/028003, Filing Date 02/23/98) did not match the U.S. Patent Claim. Please advise which Application No. and Filing Date are correct for this patent.